                                                                   EXHIBIT 10.32

               AMENDED AND RESTATED GENERAL CONTINUING GUARANTY
               ------------------------------------------------
                       OF NATIONAL GOLF PROPERTIES, INC.
                       ---------------------------------

          AMENDED AND RESTATED GENERAL CONTINUING GUARANTY, dated as of July 1,
          ------------------------------------------------
1996 (as amended from time to time, the "Guaranty"), of National Golf
                                         --------
Properties, Inc., a Maryland corporation (the "Guarantor"), in favor of the
                                               ---------
Persons listed on Schedule A and such other institutions and other Persons that either now or in the future are parties to any of the Note Agreements referred to below or holders of any of the Notes referred to below (the "Beneficiaries").
                                                                -------------

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, pursuant to several Note Purchase Agreements dated as of June 28, 1996 (the "Issuer Note Purchase Agreements") by and between the Issuer and
               -------------------------------
each of the Beneficiaries listed on Schedule A hereto, the Beneficiaries have purchased the Issuer's 7.9% guarantied senior promissory notes due June 15, 2006 in the aggregate principal amount of $14,758,700 (together with all notes issued in substitution or exchange therefor in accordance with the terms of the Issuer Note Purchase Agreements, the "Series A-1 Notes"), and the Beneficiaries have
                               ----------------
severally agreed to purchase the Issuer's 8% guarantied senior promissory notes due ten years from the date of issuance thereof in the aggregate principal amount of $35,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement, the "Series B
                                                                       --------
Notes");
-----

          WHEREAS, the Guarantor, contemporaneously with the issuance of the Series A-1 Notes, executed and delivered a General Continuing Guaranty dated as of July 1, 1996 (the "Original Guaranty"), in favor of the Beneficiaries listed
                      -----------------
on Schedule A thereto pursuant to which the Guarantor agreed to guaranty unconditionally any and all obligations of the Issuer to the Beneficiaries (as defined in the Original Guaranty) under the Issuer Note Purchase Agreements and the Series A-1 Notes and Series B Notes;

          WHEREAS, pursuant to several Note Purchase Agreements dated as of June 28, 1996 (the "Trust Note Purchase Agreements") by and between David G. Price,
               ------------------------------
individually and as trustee of the Price Revocable Trust Amendment in Entirety dated February 9, 1987 (the "Trust"), and each of the Beneficiaries listed on
                             -----
Schedule A hereto, the Beneficiaries have purchased the Trust's 7.9% senior promissory notes due June 15, 2006 in the aggregate principal amount of $13,794,200 (the "Trust Notes");
                  -----------

          WHEREAS, pursuant to several Note Purchase Agreements dated as of June 28, 1996 (the "Black Lake Note Purchase Agreements") by and between
               -----------------------------------
Black Lake/Penasquitos, a California general partnership ("Black Lake"), and
                                                           ----------
each of the Beneficiaries listed on Schedule A hereto, the Beneficiaries have purchased Black Lake's 7.9% senior promissory notes due June 15, 2006 in the aggregate principal amount of $11,447,100 (the "Black Lake Notes");
                                                ----------------

          WHEREAS, pursuant to Assumption Agreements dated as of July 1, 1996 (the "Assumption Agreements") by and between the Issuer and each of the
      ---------------------
Beneficiaries listed on Schedule A hereto, the Issuer agreed to assume all of the liabilities, obligations, covenants, duties and indebtedness of the Trust and Black Lake to the Beneficiaries evidenced by the Trust Notes and Black Lake Notes, respectively, with the same effect as if such Notes had been executed and delivered by the Issuer to the respective Beneficiaries (the Trust Notes and the Black Lake Notes assumed by the Issuer being referred to herein as the Issuer's "Series A-2 Notes" and "Series A-3 Notes", respectively, and, together with
 ----------             ----------
all notes issued in substitution or exchange therefor in accordance with the terms of the Agreements and together with the Series A-1 Notes, the "Series A
                                                                     --------
Notes" and the Series A Notes together with the Series B Notes being referred to
-----
as the "Notes");
        -----

          WHEREAS, in consideration of the agreement by the Beneficiaries listed on Schedule A hereto to purchase the Notes and for the purpose of including within the Obligations of the Guarantor the Series A-2 Notes and Series A-3 Notes, the Guarantor has agreed, at the request of the Issuer, contemporaneously with the execution and delivery of the Assumption Agreements, to execute and deliver this Guaranty and to guaranty unconditionally any and all obligations of the Issuer to the Beneficiaries under the Note Documents and the Notes as provided herein.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

                                   ARTICLE I

                        DEFINITIONS AND RELATED MATTERS

          SECTION 1.01   DEFINITIONS.  Terms with initial capital letters not
                         -----------
otherwise defined herein have the respective meanings set forth in the Agreements (as defined below). In addition, the following terms with initial capital letters have the following meanings:

          "AGREEMENTS" shall mean those certain Restated Note Agreements dated
           ----------
as of July 1, 1996 by and between the Issuer and the Beneficiaries listed on Schedule A hereto, amending and restating the Issuer Note Purchase Agreements and governing the Issuer's rights and obligations with respect to all of the Notes, including without limitation, the Series A-2 and A-3 Notes.

          "ASSUMPTION AGREEMENTS" is defined in the Recitals.
           ---------------------

          "BANKRUPTCY CODE" shall mean Title 11 of United States Code, as
           ---------------
amended from time to time.

          "BENEFICIARIES" is defined in the Preamble.
           -------------

          "BLACK LAKE" is defined in the Recitals.
           ----------

          "BLACK LAKE NOTE PURCHASE AGREEMENTS" is defined in the Recitals.
           -----------------------------------

          "BLACK LAKE NOTES" is defined in the Recitals.
           ----------------

          "COLLATERAL" is defined in Section 2.02.
           ----------

          "DEFAULT" shall mean any default or other event which, with notice or
           -------
the lapse of time or both, would constitute an Event of Default.

          "EVENTS OF DEFAULT" shall have the meaning specified in Section 5.01.
           -----------------

          "GUARANTOR" is defined in the Preamble.
           ---------

          "GUARANTY" is defined in the Preamble.
           --------

          "ISSUER" is defined in the Recitals.
           ------

          "ISSUER NOTE PURCHASE AGREEMENTS" is defined in the Recitals.
           -------------------------------

          "ISSUER SUBSIDIARIES" shall mean any Subsidiaries as defined in the
           -------------------
Agreements.

          "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means (i) a
           -----------------------      -----------------------
material adverse effect on or (ii) a material adverse change in, as the case may be, any one or more of the following: (A) the business, operations, properties, financial condition or prospects of the Guarantor and its Subsidiaries taken as a whole, (B) the ability of the Guarantor to perform its obligations hereunder or (C) the validity or enforceability of this Guaranty.

          "NOTE DOCUMENTS" shall mean the Agreements together with the Notes and
           --------------
the Assumption Agreements.

          "NOTES" is defined in the Recitals.
           -----

          "OBLIGATIONS" is defined in Section 2.01.
           -----------

          "OBLIGOR" is defined in Section 2.02.
           -------

          "OFFICER'S CERTIFICATE" shall mean a certificate signed in the
           ---------------------
Guarantor's name by any one of its Senior Officers.

          "ORIGINAL GUARANTY" is defined in the Recitals.
           -----------------

          "OTHER GUARANTOR" is defined in Section 2.02.
           ---------------

          "OTHER GUARANTY" is defined in Section 2.02.
           --------------

          "PARTNERSHIP UNITS" shall have the meaning set forth in the
           -----------------
Partnership Agreement.

          "SENIOR OFFICERS" shall mean the Chairman (if an officer), President,
           ---------------
Executive Vice President or Chief Financial Officer of the Guarantor or the most senior officer of the Guarantor who reports to the independent committee of the Board of Directors under the Bylaws of the Guarantor.

          "SERIES A NOTES" is defined in the Recitals.
           --------------

          "SERIES A-1 NOTES" is defined in the Recitals.
           ----------------

          "SERIES A-2 NOTES" is defined in the Recitals.
           ----------------

          "SERIES A-3 NOTES" is defined in the Recitals.
           ----------------

          "SERIES B NOTES" is defined in the Recitals.
           --------------

          "SUBORDINATED DEBT" is defined in Section 2.08.
           -----------------

          "SUBSIDIARIES" shall mean the Issuer and any corporation or limited
           ------------
liability company of which the Guarantor or the Issuer owns or controls, directly or indirectly, more than 50% of the Voting Stock or any partnership, joint venture or other entity in which the Guarantor or the Issuer owns or controls, directly or indirectly, more than a 50% equity interest and shall include, whether or not otherwise included in this definition, the Issuer and its Subsidiaries.

          "TRUST NOTE PURCHASE AGREEMENTS" is defined in the Recitals.
           ------------------------------

          "TRUST NOTES" is defined in the Recitals.
           -----------

          SECTION 1.02   RELATED MATTERS.
                         ---------------

          (a)  CONSTRUCTION.  Unless the context of this Guaranty clearly
               ------------
requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Guaranty refer to this Guaranty as a whole (including the Preamble, the Recitals, the Schedules and the Exhibits) and not to any particular provision of this Guaranty. Article, section, subsection, exhibit, schedule, recital and preamble references in this Guaranty are to this Guaranty unless otherwise specified. References in this Guaranty to any agreement, other document or law "as amended" or "as amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals, waivers or other modifications.

          (b)  ACCOUNTING TERMS AND DETERMINATIONS.  Unless otherwise specified
               -----------------------------------
herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP.

          (c)  HEADINGS.  The Article and Section headings used in this Guaranty
               --------
are for convenience of reference only and shall not affect the construction hereof.

          (d)  SEVERABILITY.  If any provision of this Guaranty shall be held to
               ------------
be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

          (e)  INDEPENDENCE OF COVENANTS.  All covenants under this Guaranty
               -------------------------
shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          (f)  EXHIBITS, ETC.  All of the appendices, exhibits and schedules
               -------------
attached to this Guaranty shall be deemed incorporated herein by reference.

                                  ARTICLE II

                                   GUARANTY
                                   --------

          SECTION 2.01   GUARANTY.  The Guarantor unconditionally, absolutely
                         --------
and irrevocably guaranties and promises to perform and pay to the order of the Beneficiaries, on demand, in lawful money of the United States of America, any and all Obligations of the Issuer from time to time owed to the Beneficiaries; provided that (a) no payment by the Guarantor shall be required hereunder with
-------------
respect to any of the Obligations unless and until the Issuer has failed to pay such Obligation as and when due (whether by acceleration, lapse of time or otherwise); (b) no demand, resort or other action against the Issuer, any other Person or any Collateral shall be required before payment by the Guarantor is required hereunder and (c) this Guaranty is a continuing guaranty of performance and payment (and not merely of collection). The term "Obligations" is used
                                                      -----------
herein in its most comprehensive sense and includes any and all present and future obligations and liabilities of the Issuer of every type and description to any Beneficiary, or any of its successors or assigns, or any Person entitled to indemnification, under the Agreements or the Notes (including, without limitation, the Series A-2 and Series A-3 Notes assumed by the Issuer pursuant to the terms of the Assumption Agreements), whether relating to the performance of any covenant, undertaking or any other agreement, or whether for principal, interest, Makewhole Amount, reimbursement obligations, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All Obligations shall be conclusively presumed to have been created in reliance on this Guaranty. All payments hereunder shall be made free and clear of any and all deductions, withholdings and setoffs, including withholdings on account of taxes.

          SECTION 2.02   CONTINUING AND IRREVOCABLE GUARANTY.  This is a
                         -----------------------------------
continuing guaranty of the Obligations and may not be revoked and shall not otherwise terminate unless and until the Obligations have been indefeasibly paid and performed in full. If notwithstanding the foregoing the Guarantor shall have any unwaivable right under applicable law to terminate this Guaranty prior to indefeasible payment in full of the Obligations, no such termination shall be effective until noon the next Business Day after the Beneficiaries shall receive written notice thereof, signed by the Guarantor. Any such termination shall not affect this Guaranty in relation to (a) any Obligation that was incurred or arose prior to the effective time of such notice, (b) any Obligation incurred or arising after such effective time where such Obligation is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against the Issuer, the Guarantor or other guarantor of or any portion thereof (an "Other Guarantor"; each of the
                                                  ---------------
Issuer, the Guarantor, the Other Guarantors and each other Person directly or indirectly liable on the Obligations, or any portion thereof, including, without limitation, the Trust in respect of the Trust Notes and Black Lake in respect of the Black Lake Notes, is referred to herein as an "Obligor") or any security
                                                   -------
("Collateral") given for the Obligations or any other guaranties of the
  ----------
Obligations or any portion thereof (an "Other"
                                        -----

Guaranty") or (c) any renewals, extensions, readvances, modifications or
---------
rearrangements of any of the foregoing.

          SECTION 2.03 NATURE OF GUARANTY.  The liability of the Guarantor
                       ------------------
hereunder is independent of and not in consideration of or contingent upon the liability of the Issuer or any other Obligor and a separate action or actions may be brought and prosecuted against the Guarantor, whether or not any action is brought or prosecuted against the Issuer or any other Obligor or whether the Issuer or any other Obligor is joined in any such action or actions. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of performance and payment (and not merely of collection) without regard to:

          (a) the legality, validity or enforceability against any Obligor of the Note Documents or the Notes, any of the Obligations, any Lien or Collateral or any Other Guaranty;

          (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Issuer or any other Obligor against, and any right of setoff at any time held by, any Beneficiary; or

          (c) any other circumstance whatsoever (other than payment) (with or without notice to or knowledge of the Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Issuer or any other Obligor, in bankruptcy or in any other instance.

          Any payment by any Obligor or other circumstance that operates to toll any statute of limitations applicable to such Obligor shall also operate to toll the stature of limitations applicable to the Guarantor. When making any demand hereunder (including by commencement or continuance of any legal proceeding), the Beneficiaries may, but shall be under no obligation to, make a similar demand on all or any of the other Obligors, and any failure by any Beneficiary to make any such demand shall not relieve the Guarantor of its obligations hereunder.

          SECTION 2.04 AUTHORIZATION.  The Guarantor, solely in its capacity as
                       -------------
Guarantor hereunder and not as a partner, authorizes each Beneficiary, without notice to or further assent by the Guarantor, and without affecting the Guarantor's liability hereunder (regardless of whether any subrogation or similar right that the Guarantor may have or any other right or remedy of the Guarantor is extinguished or impaired), from time to time to:

          (a) permit the Issuer to increase or create Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Obligations or any part thereof (including increasing or decreasing the rate of interest thereon), or otherwise amend the terms and conditions of the Note Documents and the Notes or any provision thereof;

          (b) take and hold Collateral from the Issuer or any other Person, perfect or refrain from perfecting a Lien on such Collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Collateral or Lien or any part thereof;

          (c) exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Beneficiary against the Issuer or any other Obligor in respect of any Obligations or any Collateral;

          (d) release, add or settle with any Obligor in respect of this Guaranty, any Other Guaranty or the Obligations;

          (e) accept partial payments on the Obligations and apply any and all payments or recoveries from any Obligor or collateral to such of the Obligations as any Beneficiary may elect in its sole discretion, whether or not such Obligations are secured or guaranteed;

          (f) refund at any time, at such Beneficiary's sole discretion, any payments or recoveries received by such Beneficiary in respect of any Obligations or Collateral; and

          (g) otherwise deal with the Issuer, any other Obligor and any Collateral as such Beneficiary may elect in its sole discretion.

          SECTION 2.05 CERTAIN WAIVERS.  The Guarantor waives:
                       ---------------

          (a) the right to require the Beneficiaries to proceed against the Issuer or any other Obligor, to proceed against or exhaust any Collateral or to pursue any other remedy in any Beneficiary's power whatsoever and the right to have the property of the Issuer or any other Obligor first applied to the discharge of the Obligations;

          (b) all rights and benefits under applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

          (c) the benefit of any statute of limitations affecting the Obligations or the Guarantor's liability hereunder;

          (d) any requirement of marshalling or any other principle of election of remedies;

          (e) any right to assert against any Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that the Guarantor may now or any time hereafter have against the Issuer or any other Obligor;

          (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Guaranty, and all other notices of any kind, including (i) notice of the existence, creation or incurrence of new or additional Obligations, (ii) notice of any action taken or omitted by the Beneficiaries in reliance hereon, (iii) notice of any default by the Issuer or any other Obligor, (iv) notice that any portion of the Obligations is due, and (iv) notice of any action against the Issuer or any other Obligor, or any enforcement of other action with respect to any Collateral, or the assertion of any right of any Beneficiary hereunder;

          (g) all defenses that at any time may be available to the Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect; and

          (h) without limiting the generality of the foregoing or any other provision hereof, all rights and benefits under California Civil Code Sections 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899, and 3433 and comparable provisions of other applicable law.

          SECTION 2.06 SUBROGATION; CERTAIN AGREEMENTS.
                       -------------------------------

          (a) The Guarantor waives any and all rights of subrogation, indemnity, contribution or reimbursement, and any and all benefits of and rights to enforce any power, right or remedy that any Beneficiary may now or hereafter have in respect of the Obligations against the Issuer or any other Obligor, any and all benefits of and rights to participate in any Collateral, whether real or personal property, now or hereafter held by any Beneficiary, and any and all other rights and claims (as defined in the Bankruptcy Code) the Guarantor may have against the Issuer or any other Obligor, under applicable law or otherwise, at law or in equity, by reason of any payment hereunder, unless and until the Obligations shall have been paid in full.

          (b) The Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of the Issuer and each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Obligations that diligent inquiry would reveal, agrees that the Beneficiaries shall have no duty to advise the Guarantor of information regarding such condition or any such circumstances and waives any defense that at any time may otherwise be available to Guarantor based on any failure by the Guarantor to be informed, or any failure by any Beneficiary to advise the Guarantor, of information regarding such condition or any such circumstances.

          SECTION 2.07 BANKRUPTCY NO DISCHARGE.
                       -----------------------

          (a) Without limiting Section 2.03, this Guaranty shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against the Issuer or any other Obligor, including
(i) any discharge of, or bar or stay against collecting, all or any part of the Obligations in or as a result of any such proceeding, whether or not assented to by any Beneficiary, (ii) any disallowance of all or any portion of any Beneficiary's claim for repayment of the Obligations, (iii) any failure by any Beneficiary to file or enforce a claim against the Issuer or any other Obligor or its estate in any bankruptcy or reorganization case, (iv) any amendment, modification, stay or cure of any Beneficiary's rights that may occur in any such proceeding or (v) any borrowing or grant of a Lien under Section 364 of the Bankruptcy Code. The Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of any such proceeding with respect to the Issuer and each other Obligor.

          (b) Any Event of Default under Section 8.1(f) or (g) of the Agreements as to the Issuer, the Guarantor or any Restricted Subsidiary having, individually or in the aggregate, assets with a book value of at least $5,000,000 or annual revenues of at least $2,500,000 shall render all Obligations automatically due and payable for purposes of this Guaranty.

          (c) Notwithstanding anything to the contrary herein contained, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving the Issuer, any other Obligor or otherwise or if any Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Guaranty shall have been cancelled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Guarantor in respect of the amount of the affected payment or application of proceeds.

          SECTION 2.08 SUBORDINATION
                       -------------

          (a) The Guarantor hereby absolutely subordinates, both in right of payment and in time of payment, any and all present or future obligations and liabilities of the Issuer and each other Obligor to the Guarantor ("Subordinated
                                                                    ------------
Debt"), to the prior payment in full in cash of the Obligations, whether or not
----
such Subordinated Debt constitutes or arises out of any subrogation, reimbursement, contribution, indemnity or similar right attributable to this
Guaranty: provided that, as long as no Event of Default has occurred and is continuing (or would arise as a result of such payment), this provision shall not prevent payment of Subordinated Debt by the Issuer or any other Obligor not made in anticipation of an Event of Default. Upon the occurrence and during the continuation of an Event of Default, if, whether or not at any Beneficiary's request, the Guarantor shall receive, prior to payment in full in cash of all Obligations, payment of any sum from the Issuer or any other Obligor upon any Subordinated Debt, any such sum shall be received by the Guarantor as trustee for the Beneficiaries and shall forthwith be paid over to the Beneficiaries on account of the Obligations, without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

          (b) The Guarantor shall file in any bankruptcy or reorganization or similar proceeding in which the filing of claims is required by applicable law, all claims that the Guarantor may have against the Issuer or other Obligor (or its nominee) relating to any Subordinated Debt. If the Guarantor does not file any such claim, the Beneficiaries (or their nominee) as attorney-in-fact for the Guarantor are each hereby authorized to do so in the name of the Guarantor.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          The Guarantor makes the following representations and warranties, as of the date hereof and as of the time of the applicable Closing, all of which shall survive until termination of this Guaranty pursuant to Section 2.02:

          SECTION 3.01 ORGANIZATION, POWERS, GOOD STANDING AND COMPLIANCE. The
                       --------------------------------------------------
Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted and proposed to be conducted. The Guarantor has all requisite corporate power and authority to enter into this Guaranty and to carry out the transactions contemplated hereby. The Guarantor is duly qualified and in good standing as a foreign corporation and authorized to do business in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified and where the failure to be so qualified would not have a Material Adverse Effect. Neither the Guarantor nor any of its Subsidiaries is in violation of any law, governmental rule or regulation or any Order of any court, arbitrator or other Governmental Body applicable to it, the consequences of which violation, either in any one case or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          SECTION 3.02   AUTHORIZATION, BINDING EFFECT, NO CONFLICT, ETC.  The
                         -----------------------------------------------
execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary corporate action. This Guaranty has been duly executed and delivered by the Guarantor and is the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally. The execution, delivery and performance by the Guarantor of this Guaranty, and the consummation of the transactions contemplated hereby, do not and will not (a) violate any provision of the charter or bylaws of the Guarantor, (b) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time, or both, would constitute) a default under, or require the approval or consent (not otherwise obtained) of any Person pursuant to, any indenture, mortgage, bank loan, credit agreement or other agreement or instrument of the Guarantor or any of its Subsidiaries that is material to the Guarantor and its Subsidiaries taken as a whole, or violate or provision of applicable law binding on the Guarantor, (c) violate any Order of any Governmental Body having jurisdiction over the Guarantor or any of its Subsidiaries or (d) result in the creation or imposition of any Lien of any nature whatsoever upon any of the Guarantor's assets. Subject to the accuracy of the representations and warranties of the Beneficiaries contained in Sections 1.5 to 1.8 of the Agreements and the performance by the Beneficiaries of the agreements contained in Section 1.9 of the Agreements, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for or in connection with the execution, delivery and performance by the Guarantor of this Guaranty, or the consummation of transactions contemplated hereby, or to ensure the legality, validity or enforceability hereof.

          SECTION 3.03   FINANCIAL CONDITION.  The financial statements of the
                         -------------------
Guarantor included in the Memorandum present fairly the financial position of the Guarantor and its Subsidiaries as at the dates indicated and the results of their operations and cash flow, for the periods specified; except as otherwise stated in the Memorandum, such financial statements have been prepared in conformity with GAAP applied on a consistent basis. The Guarantor has no material Contingent Obligations, liabilities for taxes or long-term leases, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments that are not reflected in the foregoing financial statements or in the notes thereto. The pro forma financial statements included in the Memorandum comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. Except as disclosed in the Disclosure Documents or as expressly described on Schedule 3.03, since December 31, 1995 there has been no Material Adverse Change.

          SECTION 3.04   DISCLOSURE.  The Disclosure Documents fairly describe,
                         ----------
in all material respects, the general nature of the business and principal properties of the Guarantor and its Subsidiaries. There is no fact known to the Guarantor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents or in the other documents, certificates and other writings delivered to the Beneficiaries by or on behalf of the Guarantor or the Issuer specifically for use in connection with the transactions contemplated hereby. Except as disclosed in
Schedule 3.04, this Guaranty, the Disclosure Documents, the documents, certificates or other writings delivered to the Beneficiaries by or on behalf of the Guarantor or the Issuer in connection with the transactions contemplated hereby and the financial statements described in Section 3.03, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. Any projections contained in the Disclosure Documents were based on assumptions the Guarantor believes to be reasonable and were calculated or arrived at, as the case may be, in a manner the Guarantor believes to be reasonable.

          SECTION 3.05   LITIGATION, ETC.  Except as disclosed on Schedule 3.05,
                         ---------------
there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor, the Issuer, any Subsidiary or any of their respective properties before any Governmental Body
(a) in which there is a reasonable possibility of an adverse determination that could have a Material Adverse Effect or (b) that in any manner draws into question the legality, validity or enforceability of this Guaranty. The Guarantor is not in default under any applicable law or indenture, mortgage, bank loan, credit agreement or other agreement or instrument to which the Guarantor is a party or by which its properties are bound, except where such violation or default would not have a Material Adverse Effect.

          SECTION 3.06   TAXES.  The Guarantor has properly prepared and timely
                         -----
filed all United States Federal income tax returns and all other tax returns required to be filed by it and has paid all taxes shown to be due on the returns so filed as well as all other taxes, assessments and governmental charges that have become due, except such taxes, assessments or charges, if any, as are being contested in good faith and as to which adequate reserves have been established in accordance with GAAP.

          SECTION 3.07   TITLE TO PROPERTY: LIMITED PARTNERSHIP.  The Guarantor
                         --------------------------------------
has good title to, or valid and subsisting leasehold interests in, all of the property, whether real or personal, reflected in its financial statements as being owned or leased by it and none of such property is subject to any Liens, except for Liens described on Schedule 3.07. The Guarantor is the sole general partner of the Issuer. As of the date of this Guaranty 19,285,460 Partnership Units are issued and outstanding and 55% of such Partnership Units are owned by the Guarantor. The Partnership Agreement has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable in accordance with its terms.

          SECTION 3.08   GOLF COURSE PROPERTIES.  At least ninety percent of all
                         ----------------------
Golf Courses owned, in whole or in part, by the Guarantor and its Subsidiaries are owned by the Issuer and the Restricted Subsidiaries. For the purposes of this Section 3.08, the percentage of Golf Courses owned by the Issuer and the Restricted Subsidiaries shall be calculated by dividing the total number of golf course holes owned, in whole or in part, by the Issuer and the Restricted Subsidiaries by the total number of golf course holes owned, in whole or in part, by the Guarantor and its Subsidiaries and then multiplying the quotient by 100.

          SECTION 3.09   NO INVESTMENT COMPANY.  Neither the Guarantor nor the
                         ---------------------
Issuer is an "investment company" or, to the best of their knowledge, an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          SECTION 3.10   REIT STATUS.  The Guarantor is organized as a real
                         -----------
estate investment trust under the Code and its ownership and method of operation enables it to meet the requirements for taxation as a real estate investment trust under the Code.

          SECTION 3.11   INTERNAL ACCOUNTING CONTROLS.  The Guarantor and its
                         ----------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          SECTION 3.12   FINANCIAL BENEFIT: REVIEW OF DOCUMENTS.  The Guarantor
                         --------------------------------------
hereby acknowledges and warrants it has derived or expects to derive a financial advantage from each purchase of a Note or other extension of credit or relinquishment of legal rights, made or granted or to be made or granted by the Beneficiaries in connection with the Obligations. The Guarantor hereby acknowledges that it has copies of and is fully familiar with the Note Documents and the Notes.

                                  ARTICLE IV

                                   COVENANTS
                                   ---------

          The Guarantor covenants that it shall perform each and all of the following until termination of this Guaranty pursuant to Section 2.02:

          SECTION 4.01   CORPORATE EXISTENCE, PROPERTIES, ETC.  The Guarantor
                         ------------------------------------
will:

          (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence (except as otherwise permitted by Section 4.05) and its licenses, permits, rights (charter and statutory) and franchises, except that such licenses, permits, rights and franchises may be abandoned, modified, or terminated if in the good faith judgment of the Guarantor such abandonment, modification or termination is in the best interest of the Guarantor and would not, individually or in the aggregate, be disadvantageous to the Issuer, the Restricted Subsidiaries or the Beneficiaries;

          (b)  file all tax returns required to be filed in any jurisdiction;

          (c) pay and discharge or cause to be paid and discharged (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property (real, personal or mixed), or upon any part thereof, or upon any of its assets or franchises when due, and
(ii) all lawful claims of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons for labor, materials, supplies and rentals which, if unpaid, might by law become a Lien upon any of its property; provided, however, that the failure of the Guarantor to pay any such tax, assessment, charge, levy or claim shall not constitute a default hereunder if and for so long as the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate and timely proceedings diligently conducted, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (d) implement and enforce reasonable requirements for lessees of all properties used or useful in the business of the Guarantor and its Subsidiaries to maintain and keep, or cause to be maintained and kept, in good repair, working order, appearance and condition all properties used or useful in the business of the Guarantor, and from time to time, with reasonable promptness make or cause to be made all necessary or appropriate repairs, renewals, replacements and improvements thereof;

          (e) implement and enforce reasonable requirements for lessees of all properties used or useful in the business of the Guarantor and its Subsidiaries to maintain or cause to be maintained with financially sound and reputable insurers, authorized to do insurance business in the State in which such property or business is located, insurance (including deductibles) in respect of its properties and businesses against loss or damage of the kind customarily insured and of such type and in such amounts as are customarily maintained under similar circumstances by prudent business entities of established reputation engaged in the same or similar business, including insurance described in
Section 6.14(f) of the Agreements);

          (f) comply in all material respects with all applicable lawful statutes, regulations and Orders of, and all applicable lawful restrictions imposed by, any Governmental Body, or by any trade or professional organization or other industry regulatory body in respect of the conduct of its business and the ownership of its properties (including, without limitation, applicable statutes, regulations and orders relating to equal employment opportunities), except where the failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect;

          (g) implement and enforce reasonable requirements to cause each of the real properties of the Guarantor and its Subsidiaries, whether now or hereafter owned, leased or operated, to be operated in compliance in all material respects with all Environmental Laws;

          (h)  continue to be the sole general partner of the Issuer; and

          (i) maintain the validity of all patents, trademarks, service marks, trade names, copyrights and the like necessary, individually or in the aggregate, in any material respect for the conduct of its business as now conducted and as proposed to be conducted.

          SECTION 4.02   CHANGES TO ARTICLES OF INCORPORATION.  The Guarantor
                         ------------------------------------
shall not amend or otherwise change any provision of its Articles of Incorporation relating to restrictions on ownership and transfer if such changes could impair the tax status of the Guarantor.

          SECTION 4.03   FINANCIAL STATEMENTS: INFORMATION.  The Guarantor will
                         ---------------------------------
furnish to each of the Beneficiaries, so long as it or its nominee shall be obligated to purchase or shall hold any of the Notes:

          (a) as soon as practicable and in any event within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Guarantor, the unaudited consolidated balance sheet of the Guarantor and its Subsidiaries, and the unaudited consolidating balance sheet of the Guarantor, the Issuer and each Issuer Subsidiary, as of the end of such quarterly period and the related unaudited consolidated statements of income, retained earnings and cash flows of the Guarantor and its Subsidiaries, and the related unaudited consolidating statement of income of the Guarantor, the Issuer and each Issuer Subsidiary for such quarterly period and (in the case of the second and third such quarterly periods) for the portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the respective figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified as complete and correct in all material respects in conformity with GAAP (except in respect of consolidating statements and footnotes), subject to changes resulting from year-end audit adjustments, by the principal financial officer of the Guarantor;

          (b) as soon as practicable and in any event within 90 days after the end of each fiscal year of the Guarantor, the consolidated balance sheet of the Guarantor and its Subsidiaries, and the unaudited consolidating balance sheet of the Guarantor, the Issuer and each Issuer Subsidiary, as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of the Guarantor and its Subsidiaries, and the related unaudited consolidating statement of income of the Guarantor, the Issuer and each Issuer Subsidiary, for such fiscal year, setting forth in each case in comparative form the respective figures for the previous fiscal year, all in reasonable detail and (i) in the case of such consolidated statements, accompanied by a report thereon of Coopers & Lybrand L.L.P. or other independent certified public accountants of recognized national standing selected by the Guarantor, which report shall, unless a waiver of the provisions of this Section 4.03(b) has been obtained pursuant to Section 6.2, be made without qualification as to or by reason of (x) changes in accounting principles and methods (other than changes therein in which such accountants express their concurrence), (y) the unavailability of sufficient competent evidential matter on which to base an audit or the inadequacy of accounting records or (z) restrictions on the scope of the audit conducted and shall comply with generally accepted auditing standards at the time in effect and shall state that such financial statements present fairly the financial position of the companies being reported upon as at the dates indicated and the results of their operations and cash flows for the periods indicated and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur) on a basis consistent with prior years, and that the examination of such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of pertinent accounting records and such other auditing procedures as were considered necessary in the circumstances, and (ii) in the case of such consolidating balance sheets and statements of income of the Guarantor, the Issuer and each Issuer Subsidiary, certified as complete and correct in all material respects in conformity with GAAP by the principal financial officer of the Guarantor;

          (c) concurrently with each delivery of financial statements pursuant to clause (a) or (b) of this Section 4.03, an Officer's Certificate substantially in the form of Exhibit A stating that such officer has reviewed the terms of this Guaranty, the Agreements and the Notes and has made, or caused to be made under such officer's supervision, a review in reasonable detail of the transactions and conditions of the Guarantor and the Subsidiaries during the accounting period covered by such financial statements, and that such review has not disclosed the existence during, or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event which constitutes a Default or an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Guarantor has taken or is taking or proposes to take with respect thereto;

          (d) together with each delivery of annual financial statements pursuant to clause (b) of this Section 4.03, a written statement of the accountants giving the report thereon:

               (i) stating that they have read the Officer's Certificate delivered in connection with the annual financial statements pursuant to clause
(c) of this Section 4.03 for such fiscal year and the Officer's Certificate delivered in connection with the annual financial statements pursuant to clause (c) of
Section 4 of the Agreements for such fiscal year and based upon their annual audit examination of the financial statements delivered pursuant to clause (b) of this Section nothing has come to their attention which causes them to believe that the matters set forth in such written statement pursuant to subclauses
(ii), (iii) and (iv) of such clause (c) of Section 4 of the Agreements in connection with such annual financial statements have not been properly stated in accordance with the terms of this Guaranty or the Agreements, and

               (ii) stating that in making the examination necessary for their report on such financial statements they obtained no knowledge of the existence of any condition or event which constitutes a Default or an Event of Default or, if such accountants shall have obtained knowledge of any such Default or Event of Default, specifying all such Defaults and Events of Defaults and the nature and status thereof;

          (e) promptly upon their becoming available (and in any event within ten Business Days thereafter), copies of (i) all financial statements, reports, notices, proxy statements and other information sent or made available generally by the Guarantor to any class of its security holders, (ii) all regular and periodic reports (including reports on Form 8-K) and any registration statements (other than on Form S-8 or a similar form) and prospectuses filed by the Guarantor or any of its Subsidiaries with any securities exchange or with the Commission and (iii) all press releases and other statements made available generally by the Guarantor to the public concerning material developments in the business of the Guarantor or its Subsidiaries;

          (f) promptly upon receipt thereof (and in any event within five Business Days thereafter), copies of all management letters or other reports submitted to the Guarantor by independent public accountants in connection with any annual, interim or special audit of the books of the Guarantor or its Subsidiaries made by such accountants;

          (g) promptly upon (and in any event within three Business Days thereafter) any Senior Officer of the Guarantor obtaining knowledge of any condition or event which constitutes a Default or an Event of Default, or becoming aware that the holder of any Note has given any notice or taken any other action with respect to a claimed Default or Event of Default an Officer's Certificate specifying the nature and period of existence thereof and what action the Guarantor or the Issuer has taken or is taking or proposes to take with respect thereto;

          (h) promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Guarantor from any Federal or state Governmental Body relating to any Order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (i) promptly upon request therefor (and in any event within five Business Days thereafter), such other information as to the business, operations, properties, financial condition or prospects of the Guarantor, the Issuer or any Subsidiary as may from time to time be reasonably requested.

          SECTION 4.04   INSPECTION.  The Guarantor shall permit, subject to
                         ----------
confidentiality provisions comparable to the provisions of Section 5.2 of the Agreements, the representatives of each holder of Notes that is an institutional investor:

          (a)  No Default - If no Default or Event of Default then exists, at
               ----------
the expense of such holder and upon reasonable prior notice to the Guarantor, to visit the principal executive office of the Guarantor, to discuss the affairs, finances and accounts of the Guarantor, the Issuer and any Subsidiaries with the Guarantor's officers, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) to visit the other offices and properties of the Guarantor, the Issuer and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b)    Default -- if a Default or Event of Default then exists, at the
                 -------
expense of the Guarantor to visit and inspect any of the offices or properties of the Guarantor, the Issuer or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantor, the Issuer and its Subsidiaries), all at such times and as often as may be requested.

          SECTION 4.05  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. The
                        ------------------------------------------
Guarantor will not voluntarily liquidate or dissolve, or (whether in a single transaction or a series of transactions) consolidate or merge with any other Person, or permit any other Person to consolidate or merge with it, or sell, lease, transfer or otherwise dispose of all or substantially all of its properties or assets (whether now owned or hereafter acquired) to any other Person, except that (as long as the successor formed by such consolidation or the survivor of such merger or the Person that acquires such assets is an entity organized as a real estate investment trust, a partnership or a limited liability company under the Code and whose ownership and method of operation enables it to meet the requirements for taxation as a real estate investment trust or a partnership under the Code) the Guarantor may consolidate with or merge into, or sell its assets as an entirety or substantially as an entirety to, any other Person if the successor formed by such consolidation or the survivor of such merger or the Person that acquires such assets is a solvent corporation, partnership or limited liability company which shall be organized under the laws of any state of the United States of America and, if the Guarantor is not such corporation, partnership or limited liability company (i) such corporation, partnership or limited liability company shall have executed and delivered to each Beneficiary its assumption of the due and punctual payment and performance of this Guaranty and shall have caused to be delivered to each Beneficiary a favorable opinion of Latham & Watkins or other counsel, such opinion and counsel to be reasonably satisfactory to the holders of at least 66-2/3% in unpaid principal amount of the Notes then outstanding, to the effect that all agreements and instruments effecting such assumption are enforceable in accordance with their terms (subject to customary exceptions) and comply with the terms hereof; provided, however, that at the time of and immediately after
                  -------   -------
giving effect to any such merger, consolidation, sale, lease or other disposition no Event of Default or Default shall have occurred and be continuing. No sale or other disposition permitted by this Section 4.05 shall in any event release the Guarantor or any successor corporation, partnership or limited liability company that shall theretofore have become such in the manner prescribed in this Section 4.05 from any of its obligations and liabilities under this Guaranty, except that a sale of all assets shall release the Guarantor or any successor corporation, partnership or limited liability company that shall theretofore have become such in the manner prescribed in this Section
4.05 from all of its obligations under this Guaranty.

          SECTION 4.06 OWNERSHIP OF GOLF COURSE PROPERTIES. The Guarantor shall
                       -----------------------------------
cause at least ninety percent of all Golf Courses owned, in whole or in part, by the Guarantor and its Subsidiaries at any time to be owned by the Issuer and the Restricted Subsidiaries. For the purposes of this Section 4.06 the percentage of Golf Course owned by the Issuer and the Restricted Subsidiaries shall be calculated using the same methodology set forth in Section 3.08 hereof.

                                   ARTICLE V

                               EVENTS OF DEFAULT
                               -----------------

          5.01   EVENTS OF DEFAULT. If any of the following conditions or events
                 -----------------
shall occur (herein called "Events of Default"), then as long as such condition
                            -----------------
or event is continuing there shall be an outstanding Event of Default for purposes of this Guaranty and the Agreement:

          (a) there shall occur any Event of Default (as defined in the Agreements); or

          (b) default shall be made in the due and punctual payment of any amounts due and payable hereunder and such default shall have continued for a period of five days; or

          (c) default shall be made in the performance or observance of any covenant, agreement or condition contained in Section 4.10(a)(insofar as it applies to corporate existence), 4.01(h), 4.02, 4.03(g) or 4.05; or

          (d) default shall be made in the performance or observance of any other covenant, agreement or condition contained in this Guaranty and such default shall have continued for a period of 30 days after any Senior Officer of the Guarantor shall have first obtained knowledge of such default (through notice or otherwise); or

          (e) (i) default shall be made in the payment of any part of the principal of, the premium (if any) or the interest on, or any other payment of money due in respect of, any Debt of the Guarantor for money borrowed in an aggregate principal amount of at least $15,000,000 (other than the Guaranty), beyond any period of grace provided with respect thereto, or (ii) default shall be made in the performance or observance of any other agreement, term or condition contained in any document or documents evidencing or securing Debt, or in any agreement under which Debt was issued or created, in each case, if the effect of any one or more such defaults is to cause the holders of Debt (or a trustee on behalf of such holders) to cause any payment or payments in respect of such Debt aggregating not less than $15,000,000 (other than the Guaranty) to become due prior to the scheduled due date or dates thereof or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder or holders of any Debt to convert such Debt into equity interests), (x) the Guarantor or any Subsidiary has become obligated to purchase Debt (other than the Guaranty) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000 or (y) one or more Persons require the Guarantor or any Subsidiary so to purchase any such Debt in an aggregate principal amount of at least $15,000,000; or

          (f) any representation or warranty made by or on behalf of the Guarantor or by an officer of the Guarantor in this Guaranty or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall prove to be false or incorrect or breached in any material respect on the date as of which made; or

          (g) the Guarantor shall not be organized as a real estate investment trust under the Code or meet the requirements for taxation as a real estate investment trust under the Code.

                                  ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

          SECTION 6.01 EXPENSES. The Guarantor shall pay to the Beneficiaries
                       --------
any and all costs and expenses (including reasonable attorneys' fees and expenses), that any Beneficiary may incur after an Event of Default in connection with (a) the collection of all sums guarantied hereunder or (b) the exercise or enforcement of any of the rights, powers or remedies of the Beneficiaries under this Guaranty or applicable law. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at a rate equal to the lesser of (i) 9% per annum (based on a year of 360 days and twelve 30-day months), or (ii) the maximum rate allowed by applicable law, from and including the due date to and excluding the date of payment.

          SECTION 6.02 AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any
                       ----------------------------------
provision of this Guaranty (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by holders of at least 66-2/3% in unpaid principal amount of the Notes then outstanding or, in the case of any amendment, waiver or consent modifying of affecting Article II, Section 6.05 or this Section 6.02, each Beneficiary. Any waiver or consent relating to any provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

          SECTION 6.03 CUMULATIVE REMEDIES: FAILURE OR DELAY. The rights and
                       -------------------------------------
remedies provided for under this Guaranty are cumulative and are not exclusive of any rights and remedies that may be available to the Beneficiaries under applicable law or otherwise. No failure or delay on the part of any Beneficiary in the exercise of any power, right or remedy under this Guaranty shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

          SECTION 6.04 NOTICES, ETC. All notices and other communications under
                       ------------
this Guaranty shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by telecopy, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Schedule 6.04.

          SECTION 6.05 SUCCESSORS AND ASSIGNS. This Guaranty and each amendment
                       ----------------------
hereof shall be binding upon and, subject to the next sentence, inure to the benefit of the Guarantor, the Beneficiaries and their respective successors and assigns. The Guarantor shall not assign any of its rights or obligations hereunder without the prior written consent of the Beneficiaries. The benefit of this Guaranty shall automatically pass with any assignment of the Obligations (or any portion thereof), to the extent of such assignment.

               SECTION 6.06  CHOICE OF FORUM.
                             ---------------

               (a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. THE GUARANTOR AND EACH OF THE BENEFICIARIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON
                                                                     ----- ---
CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS
----------
OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

               (b) Nothing contained in this Section shall preclude the Beneficiaries from bringing any action or proceeding arising out of or relating to this Guaranty in the courts of any place where the Guarantor or any of its assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PARTY'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

               SECTION 6.07  SET OFF.  In addition to any rights now or
                             -------
hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Beneficiary set forth on Schedule A and each holder or transferee of any Obligations or any Person with any interest therein (provided that such holder or transferee or other Person has notified the Guarantor in writing of its status as such) is hereby irrevocably authorized by the Guarantor, at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness, in each case whether direct or indirect or contingent or matured or unmatured at any time held or owing by such Beneficiary, such holder, such transferee or such other Person, to or for the credit or the account of the Guarantor, against and on account of the obligations of the Guarantor to such Beneficiary, such holder, such transferee, or such other Person under this Guaranty, irrespective of whether or not such Beneficiary, such holder, such transferee or such other Person shall have made any demand for payment and although such obligations may be contingent and unmatured.


               SECTION 6.08  COMPLETE AGREEMENT.  This Guaranty, together with
                             ------------------
the exhibits and schedules hereto, is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

          SECTION 6.09 LIMITATION OF LIABILITY. No claim shall be made by the
                       -----------------------
Guarantor against any Beneficiary or the Affiliates, directors, officers, employees or agents of any Beneficiary for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Guaranty, or any act, omission or event occurring in connection therewith; and the Guarantor waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 6.10 RELIANCE ON AND SURVIVAL OF REPRESENTATIONS. All
                       -------------------------------------------
agreements, representations and warranties of the Guarantor herein and in any certificates or other instruments delivered pursuant to this Guaranty shall (a) be deemed to be material and to have been relied upon by the Beneficiaries, notwithstanding any investigation heretofore or hereafter made by the Beneficiaries or on their behalf, and (b) survive the execution and delivery of this Guaranty.

          SECTION 6.11 REPRODUCTION OF DOCUMENTS. The Guarantor acknowledges the
                       -------------------------
provisions pertaining to reproduction of documents and related matters set forth in Section 15.13 of the Agreements and agrees that the same provisions shall apply with respect to this Guaranty and all documents related hereto.

          SECTION 6.12 GOVERNING LAW. This Guaranty shall be governed by, and
                       -------------
construed in accordance with, the laws (other than the rules regarding conflicts of laws except those contained in New York General Obligations Law Section 5-1401) of the State of New York. No reference herein to any provision of California law shall be construed as a waiver of or otherwise impair the foregoing choice of New York law.

          SECTION 6.13 WAIVER OF TRIAL BY JURY. THE GUARANTOR AND THE
                       -----------------------
BENEFICIARIES (BY ACCEPTANCE HEREOF) WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS GUARANTY OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

               IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the date set forth above.


                                      GUARANTOR:
                                      ---------

                                      NATIONAL GOLF PROPERTIES, INC.
                                      -----------------------------

                                      By:/s/ Edward R. Sause
                                         --------------------------

                                      Name:  EDWARD R. SAUSE
                                           ------------------------

                                      Title: EXECUTIVE VICE PRESIDENT
                                            -----------------------